MID PENN BANCORP INC.

Annual Meeting of Shareholders

May 3, 2016

Robert C. Grubic
Chairman of the Board

MID PENN BANCORP INC.

Rory G. Ritrievi
President & CEO

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Mid Penn Bancorp, Inc. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the control of Mid Penn Bancorp, Inc. and cause actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied by forward-looking statements.

Any statement, other than a statement of historical fact, could be a forward-looking statement. When we use words such as "believe", expect", "anticipate", "may", "will", "assume", "indicate", "should", "would", "estimate", "plan", "project", "target", "continue", "intend" or other similar words or expressions, we are making forward-looking statements.

Risks, uncertainties, and other factors affecting Mid Penn Bancorp, Inc. include, but are not limited to, the following:

- the effects of future changes in economic, business and market conditions;
- the effects of changes in banking, securities and tax laws, and other applicable regulations;
- the effects of competition, including local, regional, and national providers of financials services;
- the risk of changes in interest rates on deposits, loans, securities, borrowings, and other interest-sensitive assets and liabilities;

Cautionary Notice Regarding Forward-Looking Statements

Risks, uncertainties, and other factors affecting Mid Penn Bancorp, Inc. (continued):

- the possibility that merger and acquisition activities will not result in anticipated cost savings or projected business integration synergies;
- volatility in securities markets, and the related risk of decreases in both the value of Mid Penn Bancorp, Inc. common stock and investment securities owned by the company;
- the potential ineffectiveness of certain elements of business strategies, including the ability to grow or to manage growth;
- credit risks, and the possibility that actual loan losses may differ from the estimates underlying the provision and reserve for possible loan losses;
- changes in the value of collateral securing loans, including commercial and residential real estate
- changes in accounting policies, rules and practices;
- implementing information technology advancements, and related costs and risks to maintaining the effectiveness of operating systems and data security;
- changes in the cost of capital and access to capital markets; and
- other risk factors, including those discussed in documents filed by Mid Penn Bancorp, Inc. with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2015.

Investors are cautioned not to place undue reliance on these forward-looking statements. We do not undertake to update any forward-looking statements, whether written or oral, that may be made during this presentation.

MID PENN BANCORP INC.

Profile of Mid Penn Bancorp, Inc.


Eastville
Milton
Berwick
Freeland
Bloomsburg
Lewisburg
Danville
Hazleton
Laurelton
Zion Grove
Sunbury
Elysburg
Shenandoah
Selinsgrove
Shamokin
Tamaqua
Beavertown
West Penn
Port Trevorton
Schuylkill Haven
Goodville
Pine Grove
Hamburg
Newport
Fredericksburg
Ft Indiantown Gap
New Bloomfield
Muhlenberg
Womelsdorf
Linglestown
Lebanon
Reading
Hershey
Cornwall
Cocalico
Denver
Carlisle
Ephrata
Elizabethtown
Lititz
Mount Holly Springs
Conewago Heights
Landisville
Leola
East Earl
Latimore
Columbia
Lancaster
Salisbury Heights
Emigsville
Willow Street
York

MID PENN BANK

Miners BANK
A Division of MID PENN BANK

- As of December 31, 2015:

Total Assets:	$932 million
Loans:	$739 million
Deposits:	$777 million

- Largest commercial bank headquartered in Dauphin County, Pennsylvania, with 20 retail banking locations across six counties.

MID PENN BANCORP, INC.

Recognition

MID PENN BANK

Miners BANK

A Division of MID PENN BANK

- Named one of the "Top 200 Community Banks" by American Banker Magazine (3rd consecutive year)
- Recipient of the Pennsylvania Association of Community Bankers' "Grow Your Community Award" (2nd consecutive year)

Experienced Leadership

Executive	Position	Years at MPB	Years in Industry
Rory G. Ritrievi	President & Chief Executive Officer	7	29
Scott W. Micklewright	EVP & Chief Lending Officer	7	10
Kelly K. Neiderer	EVP & Chief Retail Officer	3	26
Joseph L. Paese, CFP	EVP & Director of Trust and Wealth Management	1*	32
Michael D. Peduzzi, CPA	EVP & Chief Financial Officer	1*	17
Justin T. Webb	EVP & Chief Risk Officer	3	10
Amy M. Barnett	SVP & Senior Compliance Officer	6	17
Roberta A. Hoffman	SVP & Director of Human Resources	40	40
Paul F. Spiegel	SVP & Senior Operations Manager	5	30
Margaret E. Steinour	SVP & Senior Loan Operations Manager	4	11
John Paul Livingston	VP & Chief Technology Officer	6	13
Cindy L. Wetzel	VP & Corporate Secretary	36	36
	Averages:	10	23

* *Hired in 2016*

MID PENN BANCORP INC.

Key Accomplishments for 2015

- **Record Earnings of over $6 million** (after one-time merger-related expenses of $762,000 incurred during 2015), continuing the trend of increasing annual net income.



Net Income Available to Common Shareholders
(Year Ended December 31, Dollars in 000s)
$4,029
$4,437
$4,616
$5,351
$6,038
2011
2012
2013
2014
2015

MID PENN BANCORP INC.

Key Accomplishments for 2015

- **Total Return to Shareholders for 2015 was $0.99 per share or 6.4%**:
  - Stock price appreciation - the closing price of our common stock (NASDAQ: **MPB**) as of Dec. 31, 2015 was $16.10, an increase of $0.55 compared to the closing price of $15.55 as of Dec. 31, 2014.
  - Cash dividends totaling $0.44 per share.



$0.20
$0.25
$0.25
$0.45
$0.44 *
2011
2012
2013
2014
2015

* An additional "special dividend" of $0.10 per share was distributed in February 2016.

MID PENN BANCORP INC.

Increasing Shareholder Value and Returns

- **Five-Year Return to Shareholders**:

  $100 invested in MPB stock as of December 31, 2010 and held for the full five years through December 31, 2015 returned over **143%**.



300.00
200.00
100.00
-
Dec.31, 2010
Dec. 31, 2011
Dec.31, 2012
Dec. 31, 2013
Dec.31, 2014
Dec. 31, 2015
100.00
102.95
156.74
205.02
228.85
243.52
98.67
114.76
134.66
144.73
154.25
Mid Penn Bancorp, Inc.
Mid-Atlantic Custom Peer Group *

* Peer group of 131 Mid-Atlantic commercial banks with assets less than $1 billion.

MID PENN BANCORP INC.

Increasing Shareholder Value and Returns


Tangible Book Value Per Common Share
as of December 31
$12.10
$13.19
$13.35
$15.13
$15.49
2011
2012
2013
2014
2015

Key Accomplishments for 2015

- **Franchise Expansion**:

  - Successful acquisition of Phoenix Bancorp, Inc. (effective March 2015) added $144 million in assets and four retail branches - three in Schuylkill County, and our first branch in Luzerne County.

  - Opened our first retail location in Lancaster County (Elizabethtown) in February 2015, and our third branch in Cumberland County (Mechanicsburg) in June 2015.

  - Mid Penn Bank has grown to 20 retail locations serving six counties at the end of 2015.

MID PENN BANCORP, INC.

Key Accomplishments for 2015

- **Franchise Expansion**:
  - **Total Assets grew 23% to $932 million as of December 31, 2015.**



Total Assets as of December 31
(Dollars in millions)
$705
$713
$756
$932
2012
2013
2014
2015

MID PENN BANCORP INC.

Loan Growth

Total Loans increased 29% during 2015, from $572 million as of December 31, 2014, to $739 million as of December 31, 2015. Excluding loans acquired from Phoenix Bancorp, Mid Penn Bank's annual loan growth was 13%. Of the $167 million year-over-year increase, $75 million was core Mid Penn Bank growth, and $92 million was attributable to loans acquired from Phoenix Bancorp.


Total Loans as of December 31
(Dollars in millions)
$800
$600
$400
$200
$-
$483
$484
$546
$572
$739
2011
2012
2013
2014
2015

MID PENN BANCORP INC.

Loan Portfolio Composition and Yield


Commercial & Industrial, 22%
Commercial Real Estate, 59%
Residential Mortgages and Consumer, 19%
12/31/2015
Commercial & Industrial, 21%
Commercial Real Estate, 51%
Residential Mortgages and Consumer, 28%
12/31/2014

The average yield on loans held in the Bank's portfolio was 4.85% in 2015 and 4.94% in 2014.

MID PENN BANCORP INC.

Loan Asset Quality

- **Favorable Asset Quality Trends**: Total nonperforming assets (NPAs), including nonaccrual loans, troubled debt restructurings, and foreclosed real estate, favorably decreased to $6.1 million as of December 31, 2015, compared to $11.5 million as of December 31, 2014.


NPAs/Total Assets as of December 31
1.86
1.86
1.78
1.52
0.65
2011
2012
2013
2014
2015

MID PENN BANCORP INC.

Loan Asset Quality

- **Favorable Asset Quality Trends**: The Allowance for Loan Losses as a percentage of nonperforming loans more than doubled as of Dec. 31, 2015 and exceeded 100% coverage.



Allowance for Loan Losses / Nonperforming Loans
as of December 31
54.74%
44.95%
53.94%
61.37%
126.46%
2011
2012
2013
2014
2015

MID PENN BANCORP INC.

Loan Asset Quality

- **Favorable Asset Quality Trends**: The Texas Ratio is the amount of the Bank's nonperforming assets and 90-day past due loans, divided by tangible equity capital plus the loan loss reserve. Measures of 100 or more are an adverse warning sign.


Texas Ratio
27.09
25.30
23.83
19.26
6.89
2011Y
2012Y
2013Y
2014Y
2015Y

MID PENN BANCORP INC.

Deposit Growth

Total Deposits increased 22% during 2015, from $637 million as of December 31, 2014, to $777 million as of December 31, 2015. Excluding deposits assumed from Phoenix Bancorp, Mid Penn Bank's annual deposit growth was 6%. Of this $140 million year-over-year increase, $38 million was core Mid Penn deposit growth, while $102 million were from Phoenix deposit accounts.



Total Deposits as of December 31
(Dollars in millions)
$800
$600
$400
$200
$-
$634
$625
$608
$637
$777
2011
2012
2013
2014
2015

MID PENN BANCORP INC.

Deposit Mix and Cost



Noninterest Bearing Demand, 13%
Interest Bearing Demand, 32%
Money Market, 27%
Savings, 7%
Time, 21%
12/31/2015
Noninterest Bearing Demand, 10%
Interest Bearing Demand, 35%
Money Market, 31%
Savings, 5%
Time, 20%
12/31/2014

The cost of all average deposits favorably decreased to 0.52% in 2015 from 0.62% for 2014.

MID PENN BANCORP INC.

Cost of Funds

Given the low interest rates over the past several years, combined with our disciplined deposit pricing, we have favorably reduced our cost of funds.


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.81%
2.08%
1.68%
1.20%
0.86%
0.71%
0.64%
2009
2010
2011
2012
2013
2014
2015

MID PENN BANCORP INC.

Net Interest Margin

Despite persistent low interest rates in a highly competitive banking environment, **our Net Interest Margin increased to 4.03%** reflecting both our continued loan pricing discipline, and our ability to grow lower cost deposits.



Net Interest Margin
Year Ending December 31
3.52%
3.79%
3.63%
3.70%
3.80%
3.58%
3.99%
3.60%
4.03%
3.13%
2011
2012
2013
2014
2015
Mid Penn Bank
Pennsylvania Banks

MID PENN BANCORP INC.

Noninterest Expenses

The 2015 overhead reflects our franchise expansion, including the six additional branches (four from the Phoenix Bancorp acquisition) and related personnel, occupancy, and information technology expenses supporting these locations.


Efficiency Ratio
Year Ended December 31
69.24%
71.43%
70.07%
70.47%
69.55%
72.58%
63.91%
71.79%
69.29%
72.44%
2011
2012
2013
2014
2015
Mid Penn Bank
Pennsylvania Banks

MID PENN BANCORP INC.

1st Quarter 2016 Results – Great Start to the Year!

	For the Quarter Ended (Unaudited; Dollars in 000s except per share data)			%
	Mar. 31, 2016	Dec. 31, 2015	Mar. 31, 2015	Change - Mar. '16 vs. Mar. '15
Net Interest Income	$8,415	$8,170	$7,038	19.6%
Provision for Loan Losses	(340)	(200)	(300)	13.3%
	8,075	7,970	6,738	19.8%
Noninterest Income	1,232	960	949	29.8%
Noninterest Expense	(6,982)	(6,882)	(6,640)	5.2%
Income Before Taxes	2,325	2,048	1,047	122.1%
Provision for Income Taxes	(520)	(421)	(84)	519.0%
Pref. Stock Dividends & Premiums	0	(219)	(87)	-100.0%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,805	$1,408	$876	106.1%
Earnings Per Share (Fully Diluted)	$0.43	$0.35	$0.23	87.0%

MID PENN BANCORP INC.

1st Quarter 2016 Results – Great Start to the Year!

(Dollars in 000s)	March 31, 2016	Dec. 31, 2015	March 31, 2015	% Change - Mar. '16 vs. Mar. '15
GROWTH:				
Total Assets	$960,987	$931,724	$895,149	7.4%
Total Loans	$746,452	$739,191	$695,153	7.4%
Total Deposits	$832,581	$777,043	$759,046	9.7%
PERFORMANCE:				
Net Interest Margin	3.95%	3.97%	3.97%	
Efficiency Ratio *	69.18%	72.86%	70.97%	
ASSET QUALITY:				
ALLL to Nonperforming	137.95%	126.46%	69.77%	
NPAs to Loans+OREO	0.73%	0.82%	0.82%	
CAPITAL:				
Common Tier 1 Ratio	9.20%	9.10%	10.10%	
Total Risk-Based	11.20%	11.00%	11.10%	

** Excludes nonrecurring merger-related expenses*

MID PENN BANCORP INC.

MID PENN
BANK